EXHIBIT 99.2
                               BYLAWS
                                 OF
                     CONSOLIDATED-TOMOKA LAND CO.

                              ARTICLE I
                              ---------
                             SHAREHOLDERS
                             ------------

      Section 1.1. Annual Meetings. An annual meeting of shareholders shall be held for the election of directors at such date, time and place, either within or without the State of Florida, as may be designated by resolution of the board of directors from time to time. Any other proper business may be transacted at the annual meeting.

      Section 1.2. Special Meetings. Special meetings of shareholders for any purpose or purposes may be called at any time by the board of directors, or by a committee of the board of directors which has been duly designated by the board of directors, and whose powers and authority, as expressly provided in a resolution of the board of directors, include the power to call such meetings.

      A special meeting of shareholders shall be called if holders of not less than 50% of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date and deliver to the corporation's secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

      Section 1.3. Notice of Meetings. Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each shareholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

      Section 1.4. Adjournments. Any meeting of shareholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

      Section 1.5. Quorum. At each meeting of shareholders, except where otherwise provided by law, the articles of incorporation or these bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. In the absence of a quorum, the shareholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these bylaws until a quorum shall attend. Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote shares, including but not limited to its own shares, held by it in a fiduciary capacity.
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      Section 1.6.      Organization.  Meetings of shareholders shall
be presided over by the chairman of the board, if any, or in his absence by the vice chairman of the board, if any, or in his absence by the president, or in his absence by a vice president, or in the absence of the foregoing persons by a chairman designated by the board of directors, or in the absence of such designation by a chairman chosen at the meeting.

      Section 1.7. Voting; Proxies. Each shareholder entitled to vote at any meeting of shareholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period.
A duly executed proxy shall be irrevocable for the period of time permitted by law if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the secretary of the corporation. Voting at meetings of shareholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of shareholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law, by the articles of incorporation or these bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the articles of incorporation) the board of directors may require a larger vote upon any election or questions. Articles VIII, X, and XIII of the articles of incorporation require super majority vote of the shareholders under specified circumstances.

      Section 1.8.  Fixing Date for Determination of Shareholders of
Record.      In order that the corporation may determine the
shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than seventy days before the date of such meeting or action requiring a determination of shareholders. If no record date is fixed: (a) the record date for determining shareholders entitled to notice or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (b) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

      Section 1.9. List of Shareholders Entitled to Vote. The secretary shall prepare and make, at least ten days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number and class and series, if any, of shares registered in the name of each shareholder. Such list shall be available for inspection by any shareholder, for any proper purpose, during the regular business hours, for a period of ten

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days prior to the meeting, or such shorter time as exists between the record date and meeting and continuing through the meeting at the corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the corporation's transfer agent or registrar. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder who is present. The shareholders' list shall be prima facie evidence of the identify of shareholders entitled to examine the shareholders' list or to vote at any meeting of shareholders.

      Section 1.10. Vote or Consent of Shareholders. No action that requires the vote or consent of shareholders of the corporation may be taken without a meeting held upon prior notice and a vote of shareholders, except with the advance written consent of two-thirds of the full board of directors. With such consent, any action required or permitted to be taken at any annual or special meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Within 10 days after obtaining such authorization by written consent, notice as prescribed by law of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders that have not consented in writing or who are not entitled to vote on the action.

                            ARTICLE II
                            ----------
                        BOARD OF DIRECTORS
                        ------------------

      Section 2.1. Number; Qualifications. The total number of directors constituting the board of directors of the corporation shall be nine. The number of directors may be increased or decreased only by the affirmative vote of (a) the holders of at least 85% of the shares of the corporation then entitled to be voting on such change, or (b) two-thirds of the directors then in office. Directors need not be shareholders.

      Section 2.2.      Election; Resignation; Removal; Vacancies.
The board of directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the initial directors shall expire at the annual meeting of shareholders as follows - Class I in 1995, Class II in 1996, and Class III in 1994 - or thereafter in each case when their respective successors are elected and qualified. At each annual election held after 1994, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed, and shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders, or thereafter in each case when the respective successors are elected and qualify. The number of directorships shall be apportioned among the classes so as to maintain the classes as nearly equal in number as possible. Any vacancy occurring in the board of directors may be filled by a majority of the directors then in office. A new directorship resulting from an increase in the number of directors shall be construed to be a vacancy. Any director elected to fill a vacancy shall be of the same class and have the same remaining terms as that of the predecessor.
No decrease in the number of directors will have the effect of shortening the term of any directors then in office. A director may be removed only for cause and only by the affirmative vote of 85% of all of the shareholders of the corporation entitled to vote on the election of directors. Any director may resign at any time upon written notice to the corporation.


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      Section 2.3.      Regular Meetings.  Regular meetings of the
board of directors may be held at such places within or without the State of Florida and at such times as the board of directors may from time to time determine, and if so determined notices thereof need not be given.

      Section 2.4. Special Meetings. Special meetings of the board of directors may be held at any time or place within or without the State of Florida whenever called by the president, any vice president, the secretary, or by any member of the board of directors. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

      Section 2.5. Telephonic Meetings Permitted. Members of the board of directors, or any committee designated by the board, may participate in a meeting of such board or committee by means of conference telephone or any means of communication by which all persons participating in the meeting may simultaneously hear each other during the meeting, and participation in a meeting pursuant to this bylaw shall constitute presence in person at such meeting.

      Section 2.6. Quorum, Vote Required for Action . At all meetings of the board of directors a majority of the whole board shall constitute a quorum for the transaction of business. Except in cases in which the articles of incorporation or these bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

      Section 2.7. Organization. Meetings of the board of directors shall be presided over by the chairman of the board, if any, or in his absence by the vice chairman of the board, if any, or in his absence by the president, or in their absence by a chairman chosen at the meeting. The secretary shall act as secretary of the meeting.

      Section 2.8. Action by Directors Without a Meeting. Unless the articles of incorporation or these bylaws provide otherwise, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if the action is taken by all members of the board or committee. Such action shall be evidenced by one or more written consents filed with the minutes or proceedings of the board or committee, describing the action taken and signed by each director of committee member.

      Section 2.9. Mandatory Retirement of Directors. A director of the Company shall retire from the board of directors at the first annual meeting of shareholders held after the director attains age 75.


                               ARTICLE III
                               -----------

                               COMMITTEES
                               ----------

      Section 3.1. Committees. The board of directors may, by resolution adopted by a majority of the full board of directors, designate one or more committees, each committee to consist of two or more of the directors of the corporation who shall serve at the pleasure of the board. The board, by resolution, may designate one or more directors as alternate members of any such committee who may act in the place and stead of any absent member or members at any meeting of such committee. Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the articles of incorporation of the corporation, adopting an agreement of merger or consolidation, recommending to the shareholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, or recommending to the shareholders a dissolution of the corporation or a revocation of dissolution; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend. In addition, no such committee shall have the power or authority to: (a) approve or recommend to shareholders actions or proposals required by the Florida Business Corporation Act to be approved by the shareholders, (b) fill vacancies on the board of directors or any committee thereof, (c) adopt, amend or repeal the bylaws, (d) authorize or approve reacquisition of shares unless pursuant to a general formula or method specified by the board of directors, or (e) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a voting group, except that the board of directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the board of directors.

      Section 3.2.      Committee Rules.  Unless the board of
directors otherwise provides, each committee designated by the board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee of directors conducts it business pursuant to Article II of these bylaws.


                               ARTICLE IV
                               ----------
                                OFFICERS
                                --------

      Section 4.1. Executive Officers; Election; Qualification; Term of Office; Resignation; Removal; Vacancies. The board of directors shall choose a president and secretary, and it may, if it so determines, choose a chairman of the board and a vice chairman of the board from among its members. The board of directors may also choose one or more vice presidents, one or more assistant Secretaries, a treasurer and one or more assistant treasurers. Each such officer shall hold office until the first meeting of the board of directors after the annual meeting of shareholders next succeeding this election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation. The board of directors may remove any officer with or without cause at anytime, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the board of directors at any regular or special meeting.

      Section 4.2 Powers and Duties of Executive Officers. The officers of the corporation shall have such powers and duties in the management of the corporation as may be prescribed by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors. Unless the board of directors delegate responsibility to another officer, the secretary shall have responsibility for preparing minutes of the directors' and shareholders' meetings and for authenticating records of the corporation. The board of directors may require any officer, agent or employee to give security for the faithful performance of his duties.




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                               ARTICLE V
                               ---------
                                SHARES
                                ------

      Section 5.1. Certificates. Every holder of shares shall be entitled to have a certificate signed by or in the name of the corporation by the chairman or vice chairman of the board of directors, if any, or the president or a vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

      Section 5.2. Lost, Stolen or Destroyed Share Certificates; Issuance of New Certificates. The corporation may issue a new share certificate in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                               ARTICLE VI
                               ----------
                              MISCELLANEOUS
                              -------------

      Section 6.1.      Fiscal Year.  The fiscal year of the
corporation shall be determined by resolution of the board of directors.

      Section 6.2. Seal. The corporate seal shall have the name of the corporation inscribed thereon and shall be in such form as may be approved from time to time by the board of directors.

      Section 6.3. Waiver of Notice of Meetings of Shareholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the shareholders, director, or members of a committee of directors need be specified in any written waiver of notice.

      Section 6.4 Indemnification of Directors, Officers, Employees, and Agents. The corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he is or was a director, officer or employee or agent of the corporation or any predecessor of the corporation or serves or served any other corporation, partnership, joint venture, trust, or other enterprise as a director, officer, employee, or agent at the request of the corporation or any predecessor of the corporation; provided, however, that this section shall not apply as to any action, suit or proceeding brought by or on behalf of a director or officer without prior approval of the board of directors. The provisions of this section shall inure to the benefit of the heirs, devisees, and personal representatives of such a person.

      Section 6.5. Interested Directors; Quorum. No contract or other transaction between the corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers, or are financially interested, shall be either void or voidable because of such relationship or interest, or because such director or directors are present at the meeting of the board of directors or committee thereof which authorizes, approves or ratifies such contract or transaction, or because his or their votes are counted for such purpose if: (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or
(c) the contract or transaction is fair and reasonable as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves or ratifies the contract or transaction.

      Section 6.6. Form of Records. Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, any minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

      Section 6.7. Amendment of Bylaws. Amendment, alteration or repeal of the Bylaws by the board of directors shall require that affirmative vote of two-thirds of the directors then in office at a duly constituted meeting called expressly for that purpose, or by the shareholders shall require the affirmative vote of 85% of the votes eligible to be cast by the shareholders at a duly constituted meeting of shareholders called expressly for that purpose.


As amended April 27, 2005


















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